EXHIBIT 10


                       EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT entered into effective the 15th day of August, 1996, between VIAD CORP, a Delaware corporation (hereinafter called "Employer"), and Robert H. Bohannon (hereinafter called "Employee"),
                              WITNESSETH:
     1.   EMPLOYMENT
          Employer hereby employs Employee and Employee hereby agrees to serve Employer in the capacity hereinafter described for the employment term hereinafter set forth. Employee shall be elected to the Board of Directors of Viad Corp; in addition he shall be the President and Chief Operating Office of Viad Corp, at its headquarters in Phoenix, Arizona. Employee agrees (a) to serve in such position or in any other senior executive position to which he may be elected or appointed by Employer's Board of Directors during the term of this Agreement, (b) to devote his best efforts, energies, skill and all of his working time to the discharge of the duties and responsibilities as President and COO, and (c) to perform his tasks to Employer's reasonable satisfaction.

     2.   COMPENSATION AND BENEFITS
          As remuneration for services performed hereunder, Employee shall receive the salary, benefits and incentive compensation that are listed on Schedule "A", attached.

     3.   TERM
          This Agreement shall become effective immediately and shall terminate on August 15, 1997.

     4.   TERMINATION
          Employer may terminate this Agreement at any time if:
          (a) Employee, by reason of physical or mental illness, shall have been unable to perform satisfactorily the services to be rendered by him hereunder for a consecutive period of one hundred eighty (180) days. Should such incapacity occur, Employee shall be entitled to the retirement benefits as provided on Schedule "A".
          (b) Employee should be convicted of a felony or a crime involving moral turpitude, fraud, or dishonesty, or commit an act which, in the judgment of a majority of Company's Board of Directors, as evidenced by action recorded in the official minutes of a meeting of such Directors, subjects Employer, Company or Subsidiaries to public disrespect, scandal or ridicule or adversely affects the utility of your services to Employer or Company.
          (c) Employee should be requested by a majority of the Board of Directors to resign from the Company as an officer and Board member. The Employee, in such case, shall be entitled to all Compensation and Benefits listed on Schedule "A" for the remaining term of this Agreement.

     5.   CHIEF EXECUTIVE OFFICER
          Executive shall report to the Chairman and Chief Executive Officer of Viad Corp in discharging his duties and responsibilities as President and COO.

          IN WITNESS WHEREOF, the parties hereto have caused this
Employment Agreement to be executed as of the       day of August,
1996.

                                   VIAD CORP f/n/a THE DIAL CORP

                                   By:  /s/  Jack F. Reichert
                                             For the Board of Directors

ATTEST:

By:  /s/  Peter J. Novak
          Vice President & General Counsel



                                   /s/  Robert H. Bohannon


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                             SCHEDULE "A"

                  PRESIDENT & CHIEF OPERATING OFFICER

  Analysis of Competitive Compensation Package as of August 15, 1996


BASE SALARY                 $400,000

MIP TARGET BONUS %                60%      (calculations to be based on 8
                                           months Travelers Express
                                           financial performance and 4
                                           months as a Viad participant
                                           under Viad financial
                                           performance for 1996 and Viad
                                           thereafter)

STOCK OPTIONS               Eligible

PERFORMANCE BASED STOCK     Eligible

PERFORMANCE UNIT PLAN       Eligible  (same as MIP)

FIRST CLASS AIR TRAVEL      Eligible

COMPANY PAID AD&D           $300,000 Company Paid

EXECUTIVE SEVERANCE PLAN    Golden

HEALTH CLUB                 Corporate Fitness Center - reserved
                            locker at $25/month or outside club
                            (paid up to $25 after first $25 paid by
                            employee)

LUNCHEON CLUB               Monthly dues at Arizona Club or the
                            Mansion Club

COUNTRY CLUB                Monthly dues at Arizona Club or the
                            Mansion Club

FINANCIAL COUNSELING SERVICES   Choice of counselor at Ayco or Arthur
                                Andersen

EXECUTIVE MEDICAL           Provides supplemental coverage to the
                            base plan, including co-pays and
                            deductibles - $6,000/year limit

PARKING                     Reserved company-paid parking

EXECUTIVE PHYSICAL

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN - B

AUTOMOBILE

OTHER STANDARD BENEFITS     Including relocation expenses and
                            second home payment assistance